[front cover]

                                K E Y S T O N E

                [photo of lighthouse on cliff overlooking ocean]

                                  DIVERSIFIED
                                BOND FUND (B-2)

                                [Keystone logo]

                                 ANNUAL REPORT
                                AUGUST 31, 1996

Keystone Diversified Bond Fund (B-2)
Seeks maximum income without undue risk of principal.

Dear Shareholder:

We are writing to report to you on the performance of Keystone Diversified Bond Fund (B-2) for the Fund's fiscal year which ended August 31, 1996. Following our report we have included a discussion with your Fund's management team and complete financial information.

Performance

Your Fund returned 4.03% for the twelve-month period which ended August 31, 1996. The Lehman Aggregate Bond Index, a broad-based index of corporate, government and mortgage-backed securities, returned 4.09% for the same twelve-month period. Your Fund's relative performance was particularly strong during the last six months of the period when it returned 0.70%; the Lehman Aggregate Bond Index returned -0.03% for the same six-month period. These return figures include price changes and reinvested dividends.

  We were pleased with your Fund's performance, especially during the second half of the twelve-month period.

  Keystone Diversified Bond Fund (B-2) is a flexible fund focused on seeking maximum income without undue risk of principal. The Fund seeks this objective by investing primarily in corporate and government bonds, mortgage-backed securities and foreign bonds. We believe the Fund's ability to invest in a wide range of fixed-income securities provided valuable diversification and flexibility during the changing environment of the last twelve months.

Market environment

In the second half of 1995, the economy grew at a slow-to-moderate pace, corporate profits remained strong, and inflation was under control. This was a favorable environment for bonds. The yield on the benchmark 30-year Treasury bond declined from 6.65% on August 31, 1995 to below 6% at the beginning of 1996. As yields declined, bond prices rose.

  In the first quarter of 1996, this environment changed. There were increasing concerns that the economy might be growing more rapidly than expected. In March monthly unemployment figures were reported substantially lower than expected. This was a turning point for the bond market as economic statistics in subsequent months confirmed stronger growth in the first half of 1996. As a result, yields rose, with the 30-year Treasury reaching 7.12% by August 30.

  As yields rose in the U.S., the opposite was true overseas. In Europe and Japan, the economic environment remained subdued despite an easing of monetary policies by some central banks to stimulate growth. While the U.S. economy was strong during the first half of 1996, many countries continued to struggle with slow economic growth. We believe this created an opportunity to benefit from rising bond prices in selected foreign markets.

Investment strategy

As interest rates rose in the first quarter of 1996, we employed several strategies that were aimed at protecting income and minimizing price declines. We decreased our U.S. Treasury holdings and increased holdings of mortgage-backed securities. These securities historically have provided more attractive income and better price protection in a rising interest rate environment. We also saw opportunities abroad to increase diversification and quality by adding government bonds from Spain, Germany and Canada. These bonds were protected from currency fluctuations by hedging the positions into U.S. dollars.

                                                                 --continued--

Keystone Diversified Bond Fund (B-2)

Our outlook

We expect a favorable environment for bonds in the fourth quarter of 1996 both in the U.S. and in selected foreign markets. We believe concerns about revived inflationary pressures in the U.S. have been overstated and the economy should eventually slow in the fourth quarter. However, there is the potential for some short-term price volatility. Overseas, we expect the economic environment in industrialized countries to remain slow, but improve over 1995.

  We believe your Fund's flexible approach to invest in nearly any sector of the bond market can be particularly valuable in a changing environment. This flexibility allows us to take advantage of attractive income opportunities and provide diversification. At Keystone, we conduct intensive credit research on securities we select for the portfolio. We build upon these individual selections by carefully analyzing sectors, markets, and the overall economic environment as we allocate portfolio assets. We believe that this approach can provide the potential for attractive income and total returns over the long term.

  We are pleased to inform you that Keystone has agreed to be acquired by First Union Corporation. The acquisition is subject to a number of conditions, including approvals of investment advisory agreements with Keystone by fund shareholders. First Union is a financial services firm based in Charlotte, North Carolina. It is the nation's sixth largest bank holding company with assets of approximately $140 billion. First Union, through its wholly-owned subsidiary Evergreen Asset Management Corp., manages more than $16 billion in 36 mutual funds. Keystone will remain a separate entity after its acquisition and will continue to provide investment advisory and management services to the Fund. We believe First Union's acquisition of Keystone should strengthen the investment management services we provide to you.

  Thank you for your continued support of Keystone Diversified Bond Fund (B-2). If you have any questions or comments about your investment, we encourage you to write to us.

Sincerely,

/s/Albert H. Elfner, III
Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

/s/George S. Bissell
George S. Bissell
Chairman of the Board
Keystone Funds

October 1996           [Photos of Albert H. Elfner, III and George S. Bissell]

                                  Albert H. Elfner, III     George S. Bissell

                              A Discussion With
                              Your Fund Manager

                       [photo of Christopher P. Conkey]

 Christopher P. Conkey is portfolio manager of your Fund and heads
  Keystone's high grade bond team. A Chartered Financial Analyst,
    Mr. Conkey has 13 years of experience managing fixed-income investments. He holds a BA in economics from Clark University and an MBA in finance from Boston University. Together with high yield portfolio manager Kristine Cloyes, and domestic analysts David J. Bowers and Gary E. Pzegeo, and international bond analyst Richard
  Wisentaner, the team evaluates credit quality and the economic environment in selecting bonds for your Fund.

Q  What was the environment like for bonds over the last twelve months?

A In the U.S., the bond market experienced two different investment climates. In the second half of 1995, interest rates declined and bond prices rose. However, the environment changed in the first quarter of 1996, as stronger than expected economic growth caused interest rates to rise and bond prices to decline. This growth, led by strong employment and consumer spending reports, stimulated concerns about an acceleration of the inflation rate. Bonds endured some price volatility as investors tried to get a clearer picture of the economy. So far this strength has not rekindled inflation. Inflation has remained well contained, and we expect that to continue in the foreseeable future.

Q  What was your asset allocation at the end of the period?

A As of August 31, 1996, your Fund's asset allocation was 49.9% corporate bonds, 20.1% mortgage-backed securities, 19.2% foreign bonds, 8.9% U.S. government securities and 1.9% cash and other assets and liabilities (see chart on page four). At the end of the period the Fund's average maturity was 11 years. During the twelve-month period, we focused on upgrading the Fund's high yield holdings and increasing your Fund's foreign component.

Q  How did you manage the Fund in this changing environment?

A The biggest structural change for the Fund was our establishment of a position in the foreign sector. We invested in the government bonds of Canada, Spain and Germany. These are high quality bonds which represent countries with large, liquid securities markets. Further, the transactions were hedged into U.S. dollars to help limit the effects of foreign currency fluctuations. The Fund's foreign sector has recently benefitted from an easing of monetary policy in each of these countries.

-----------------------------------------------------------------------------

Fund Profile
Objective: Seeks maximum income without undue risk of principal.
Commencement of investment operations: September 11, 1935
Average maturity: 11 years
Average quality: A
Net assets: $560 million
Newspaper listing: "DivrB2"

-----------------------------------------------------------------------------

Keystone Diversified Bond Fund (B-2)

[typeset representation of pie chart]

Asset Allocation
as of August 31, 1996

Corporate bonds                      (49.9%)
Mortgage-backed securities           (20.1%)
Foreign bonds (non-U.S.$)            (17.0%)
U.S. government obligations           (8.9%)
Foreign bonds (U.S.$)                 (2.2%)
Cash(1)                               (1.9%)

(as a percentage of net assets)

[end pie chart]

Q  What made you choose these countries?

A Canada has solid economic fundamentals and low inflation. Spain and Germany are undergoing what we consider to be positive economic, political and social changes. They are striving to meet the standards required for European monetary unification in 1997, as outlined in the Maastricht agreement. Their policies have continually demonstrated the fiscal constraint and responsibility necessary to meet those standards. We eliminated our holdings of Spanish government bonds and increased our holdings of German bonds by the end of the period because of the appreciation of Spanish bonds relative to German bonds.

Q  What other strategies did you employ?

A A year ago, the portfolio had a larger position in U.S. Treasuries. These securities historically perform well when interest rates decline. We reduced our Treasury holdings as interest rates rose, increasing the Fund's holdings of mortgage-backed securities. These securities have typically outperformed U.S. Treasuries during periods of rising interest rates. These bonds are also rated AAA, the highest bond rating available, and provide higher yields than U.S. Treasuries.



(1) Includes short-term obligations, common stocks, and other assets and liabilities.



Q High yield corporate bonds have been an important component of the Fund's strategy for some time. Did you make any changes in this sector?

A These holdings, which comprised 32% of net assets on August 31, 1996, tend to perform the best when the economy is strong and inflation is low. High yield bonds were strong contributors to Fund's performance during a period of generally falling bond prices. In fact, high yield bonds have been the best performing fixed income sector year-to-date through August 31, 1996.

  We improved the quality, liquidity and diversification of the Fund's high yield corporate bond holdings during the period. We accomplished this by increasing our holdings of higher rated bonds, primarily bonds rated BB. Bonds with BB ratings are considered the highest quality in the high yield sector. As of August 31, 1996, about 19% of the Fund's high yield holdings were rated BB.

  We also improved the liquidity of our high yield holdings. We eliminated the Fund's investments in issues that were less than $100 million in size. Further, we significantly increased the portfolio's position in issues that totaled between $200 million and $300 million.

Portfolio Quality Summary
as of August 31, 1996

S&P rating(2)

[typeset representation of pie chart]

AAA                       (30.2%)
AA                        (21.7%)
A                          (9.2%)
BBB                        (5.1%)
BB                         (6.1%)
B                         (24.8%)
Other(3)                   (2.9%)

[end pie chart]

Average portfolio quality: A

(as a percentage of portfolio assets)

(2) Where Standard & Poor's (S&P) ratings were not available, we have used ratings from Moody's Investor Service, Inc., Fitch Investor's Service, Inc. or ratings assigned by another nationally recognized statistical rating organization.

(3) Includes CCC rated bonds, unrated bonds, short-term investments, and common stocks.

  In the high yield sector, we added to the Fund's industry weightings in businesses that are not closely tied to fluctuations in the business cycle. These included the broadcasting and cable industries.

  We emphasized these industries because we believed they represented the potential for significant opportunity, including acquisitions and credit quality upgrades.

Q  What is your outlook for the bond market over the next six months?

A We expect interest rates to trend lower later this year, continuing through the beginning of 1997. This year's higher interest rates already appear to be having an impact on economic growth. We think higher rates will continue to slow the economy. Inflation has remained well-contained, despite some preliminary pressures from wages. Wage-inflation bears watching, but we believe that inflation will stay in the 3-3.5% range. This combination of a slowing economy and low inflation should provide a more favorable environment for bonds. Further, the Fund's ability to diversify enabled us to seek opportunities in a variety of fixed-income sectors. We believe this should help the portfolio generate attractive returns over the long term.

Top 10 Holdings
as of August 31, 1996

                                                    Percentage of
Bond/coupon/maturity date                           net assets
------------------------------------------------------------------
Commonwealth of Canada, 8.750%, 2005                6.2
------------------------------------------------------------------
U.S. Treasury bonds, 7.875%, 2021                   5.8
------------------------------------------------------------------
Commonwealth of Canada, 7.500%, 2003                4.5
------------------------------------------------------------------
Federal Republic of Germany, 6.875%, 2005           3.7
------------------------------------------------------------------
MBIA, 9.375%, 2011                                  3.1
------------------------------------------------------------------
U.S. Treasury bonds, 8.470%(4), 2020                3.0
------------------------------------------------------------------
Federal Republic of Germany, 6.500%, 2003           2.6
------------------------------------------------------------------
Zale Funding Trust, 7.325%, 1999(5)                 2.0
------------------------------------------------------------------
GS Mortgage Securities Corp., 7.410%, 2027          1.9
------------------------------------------------------------------
Nationwide CSN Trust, 9.875%, 2025                  1.9
------------------------------------------------------------------

(4) Effective yield

(5) Estimated maturity

                                  [diamond]
                      This column is intended to answer
              questions about your Fund. If you have a question
                  you would like answered, please write to:
                   Keystone Investment Distributors Company
                 Attn: Shareholder Communications, 22nd Floor
            200 Berkeley Street, Boston, Massachusetts 02116-5034.

Keystone Diversified Bond Fund (B2)

Your Fund's Performance

Growth of an investment in
Keystone Diversified Bond Fund (B-2)

In Thousands

Total Value: $18,541

[typeset representation of mountain chart]

       Initial      Reinvested
      Investment   Distributions
8/86    10000         10000
         9417         10420
8/88     8959         11005
         8835         12021
8/90     7724         11728
         7654         12968
8/92     8187         15157
         8496         17087
8/94     7610         16484
         7515         17824
8/96     7296         18541

[end mountain chart]

A $10,000 investment in Keystone Diversified Bond Fund (B-2) made on August 31, 1986 with all distributions reinvested was worth $18,541 on August 31, 1996. Past performance is no guarantee of future results.

Twelve-Month Performance                                as of August 31, 1996

Total return*                 4.03%
Net asset value 8/31/95     $15.09
                8/31/96     $14.65
Distributions               $ 1.04
Capital gains                 None

* Before deduction of contingent deferred sales charge (CDSC).

Historical Record                                        as of August 31, 1996

                                   If you        If you did
Cumulative total return          redeemed        not redeem
1-year                               1.12%             4.03%
5-year                              42.98%            42.98%
10-year                             85.41%            85.41%
Average annual total return
1-year                               1.12%             4.03%
5-year                               7.41%             7.41%
10-year                              6.37%             6.37%

There is no sales charge when you buy Fund shares. The Fund currently imposes a contingent deferred sales charge that declines from 4% to 1% if you redeem shares within four years of purchase. The one-year return reflects the deduction of the 3% contingent deferred sales charge (CDSC) for those investors who sold Fund shares after one calendar year. Investors who retained their fund investment received the one-year return reported in the second column of the table.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

  You may exchange your shares to another Keystone fund for a $10 fee by contacting Keystone directly. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

Growth of an Investment

Comparison of change in value of a $10,000 investment in Keystone Diversified Bond Fund (B-2), the Lehman Aggregate Bond Index and the Consumer Price Index.

In Thousands                           August 31, 1986 through August 31, 1996

                Fund Average
             Annual Total Return
--------------------------------------------
    1 Year         5 Year         10 Year
     1.12%          7.41%           6.37%
[typeset representation of line chart]

         Fund     LABI      CPI
8/86     10000    10000    10000
         10420    10097    10428
8/88     11005    10947    10848
         12021    12392    11358
8/90     11728    13285    11996
         12968    15707    12452
8/92     15157    17280    12844
         17087    19178    13200
8/94     16484    18886    13583
         17824    21021    13938
8/96     18541    21880    14312

[end line chart]

Past performance is no guarantee of future results. The one-year return reflects the deduction of the Fund's 3% contingent deferred sales charge for shares held for more than one year. Consumer Price Index is through August 31, 1996.

This chart graphically compares your Fund's performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Diversified Bond Fund (B-2)

The Fund seeks maximum income without undue risk of principal. Total return quotations are stated after deducting sales charges (if applicable), fund expenses and transaction costs, and assumes reinvestment of all distributions.

2. Lehman Aggregate Bond Index (LABI)

The LABI is a broad-based, unmanaged fixed-income index of U.S. government, corporate and mortgage-backed securities. It represents the price change and coupon income of several thousand securities of various credit qualities and maturities. Securities are selected and compiled by Lehman Brothers, Inc. according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

  These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding what the chart means

The chart demonstrates your Fund's performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

  This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Keystone Diversified Bond Fund (B-2)

Limitations of the chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance can be distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

  Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

Indexes do not include costs of investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of several measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future returns may be different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

SCHEDULE OF INVESTMENTS--August 31, 1996

                                                         Interest   Maturity        Par           Market
                                                            Rate      Date         Value           Value
 -----------------------------------------------------------------------------------------------------------
FIXED INCOME (98.1%)
INDUSTRIAL BONDS & NOTES (49.9%)
ADVERTISING & PUBLISHING (0.3%)
  K-III Communications             Sr. Notes                8.500%    2006      $2,000,000      $ 1,860,000
   Corporation
  ----------------------------------------------------------------------------------------------------------
AMUSEMENTS (3.7%)
  Boyd Gaming Corporation          Sr. Notes (Subord.)     10.750     2003       4,000,000        4,150,000
  Casino America, Incorporated     Sr. Secd. Notes         12.500     2003       3,500,000        3,517,500
  Grand Casino, Incorporated       1st Mtge. Notes         10.125     2003       2,500,000        2,425,000
  Harvey's Casino Resorts          Sr. Notes (Subord.)     10.625     2006       2,000,000        2,065,000
  Six Flags Theme Parks,           Sr. Disc. Notes          0.000     2005       4,250,000        3,612,500
   Incorporated (Eff. Yield
   11.12%) (d)
  Trump Atlantic City              1st Mtge. Notes         11.250     2006       5,000,000        4,775,000
   Associates
  ----------------------------------------------------------------------------------------------------------
                                                                                                 20,545,000
  ----------------------------------------------------------------------------------------------------------
BROADCASTING (0.4%)
  Sinclair Broadcast Group,        Sr. Notes (Subord.)     10.000     2005       2,500,000        2,443,750
   Incorporated
  ----------------------------------------------------------------------------------------------------------
BUILDING MATERIALS (2.4%)
  Continental Homes Holding        Sr. Notes               10.000     2006       3,000,000        2,985,000
   Corporation
  HMH Properties, Incorporated     Sr. Secd. Notes          9.500     2005       5,000,000        4,875,000
  Schuller International Group,    Sr. Notes               10.875     2004       5,000,000        5,425,000
   Incorporated
  ----------------------------------------------------------------------------------------------------------
                                                                                                 13,285,000
  ----------------------------------------------------------------------------------------------------------
CABLE (0.6%)
  Comcast Corporation (Eff.        Sr. (Subord.) Disc.      0.000     2000       3,380,000        2,366,000
   Yield 11.72%) (d)                Deb.
  Fundy Cable Limited              Sr. Secd. Second        11.000     2005       1,175,000        1,204,375
                                    Priority Note
  ----------------------------------------------------------------------------------------------------------
                                                                                                  3,570,375
  ----------------------------------------------------------------------------------------------------------
CAPITAL GOODS (1.6%)
  John Deere Capital               Deb.                     8.625     2019       8,850,000        9,349,317
   Corporation
  ----------------------------------------------------------------------------------------------------------
CHEMICALS (0.8%)
  GI Holdings, Incorporated        Sr. Notes               10.000     2006       2,166,000        2,106,435
  Rexene Corporation               Sr. Notes               11.750     2004       2,175,000        2,316,375
  ----------------------------------------------------------------------------------------------------------
                                                                                                  4,422,810
  ----------------------------------------------------------------------------------------------------------
CONSUMER GOODS (2.3%)
  Coty, Incorporated               Sr. Notes (Subord.)     10.250     2005       2,500,000        2,650,000
  Lenfest Communications,          Sr. Secd. Notes          8.375     2005       5,000,000        4,625,000
   Incorporated
  Revlon Worldwide Corporation     Sr. Secd. Disc.          0.000     1998       6,500,000        5,525,000
   (Eff. Yield 12.95%) (d)         Notes
  ----------------------------------------------------------------------------------------------------------
                                                                                                 12,800,000
  ----------------------------------------------------------------------------------------------------------

                                                                                    (continued on next page)


PAGE 10

Keystone Diversified Bond Fund (B-2)

SCHEDULE OF INVESTMENTS--August 31, 1996


                                                         Interest   Maturity        Par           Market
                                                            Rate      Date         Value           Value
 -----------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES (4.4%)
  General Electric Capital         Notes                    7.500%    2035      $11,000,000     $10,653,830
   Corporation
  Grand Metropolitan Investment    Sr. Notes                7.450     2035        9,000,000       9,173,160
   Corporation
  Jordan Industries,               Sr. Notes               10.375     2003        5,000,000       4,800,000
   Incorporated
  ----------------------------------------------------------------------------------------------------------
                                                                                                 24,626,990
  ----------------------------------------------------------------------------------------------------------
ENERGY AND ELECTRICAL PRODUCTS (0.6%)
  Nuevo Energy Company             Sr. Notes (Subord.)      9.500     2006        3,500,000       3,517,500
  ----------------------------------------------------------------------------------------------------------
FINANCE (8.3%)
  American Life Holding Company    Sr. Notes (Subord.)     11.250     2004        4,000,000       4,510,000
  Amsouth Bancorporation           Subord. Debs.            6.750     2025       10,000,000       9,511,300
  APP International Finance        Secd. Sr. Notes         11.750     2005        2,000,000       2,020,000
   Company B. V.
  Commercial Credit Group,         Notes                   10.000     2009        5,000,000       5,899,750
   Incorporated
  First Nationwide Holdings        Sr. Notes               12.500     2003        2,500,000       2,581,250
  NationsBank Corporation          Subord. Notes            6.500     2006        9,000,000       8,328,330
  Paine Webber Group,              Medium Term Notes        6.730     2004        9,385,000       8,763,244
   Incorporated
  Tembec Finance Corporation       Sr. Notes                9.875     2005        5,000,000       4,712,500
  ----------------------------------------------------------------------------------------------------------
                                                                                                 46,326,374
  ----------------------------------------------------------------------------------------------------------
FOODS (0.6%)
  TLC Beatrice International       Sr. Secd. Notes         11.500     2005        3,000,000       3,060,000
  Holdings, Incorporated
  ----------------------------------------------------------------------------------------------------------
HEALTHCARE (0.8%)
  Dynacare, Incorporated           Sr. Notes               10.750     2006          600,000         601,500
  Mariner Health Group,            Sr. Notes (Subord.)      9.500     2006        4,000,000       4,010,000
   Incorporated
  ----------------------------------------------------------------------------------------------------------
                                                                                                  4,611,500
  ----------------------------------------------------------------------------------------------------------
INSURANCE (5.9%)
  MBIA, Incorporated               Deb.                     9.375     2011       15,250,000      17,175,008
  Nationwide CSN Trust (c)         Sr. Notes                9.875     2025       10,000,000      10,664,500
  Reliance Group Holdings,         Sr. Deb. (Subord.)       9.750     2003        4,000,000       4,010,000
   Incorporated
  Travelers/Aetna Property and     Sr. Notes                7.750     2026        1,000,000         967,220
   Casualty Corporation
  ----------------------------------------------------------------------------------------------------------
                                                                                                 32,816,728
  ----------------------------------------------------------------------------------------------------------
METALS AND MINING (1.1%)
  Koppers Industries,              Sr. Notes                8.500     2004        3,500,000       3,307,500
   Incorporated
  Wheeling Pittsburgh              Sr. Notes                9.375     2003        3,000,000       2,820,000
   Corporation
  ----------------------------------------------------------------------------------------------------------
                                                                                                  6,127,500
  ----------------------------------------------------------------------------------------------------------
MUNICIPALS (0.9%)
  Los Angeles, California (c)      Fire Safety              8.480     2015        5,000,000       5,031,250
                                    Improvements
                                    Assessment Dist.
                                    #1
  ----------------------------------------------------------------------------------------------------------


PAGE 11

SCHEDULE OF INVESTMENTS--August 31, 1996

                                                         Interest   Maturity        Par           Market
                                                            Rate      Date         Value           Value
 -----------------------------------------------------------------------------------------------------------
NATURAL GAS (0.7%)
  TransTexas Gas Corporation       Sr. Secd. Notes         11.500%    2002      $ 4,000,000    $  4,170,000
  ----------------------------------------------------------------------------------------------------------
OIL AND OIL SERVICES (2.6%)
  Gulf CDA Resources               Sr. Deb. (Subord.)       9.625     2005        2,500,000       2,581,250
  Oslo Seismic (c)                 1st Prf. Mtg. Notes      8.280     2011       10,000,000       9,968,750
  Stena AB                         Sr. Notes               10.500     2005        2,000,000       2,030,000
  ----------------------------------------------------------------------------------------------------------
                                                                                                 14,580,000
  ----------------------------------------------------------------------------------------------------------
PAPER & PACKAGING (0.4%)
  Packaging Resources,             Sr. Notes (Subord.)     11.625     2003        2,000,000       2,030,000
  Incorporated (c)
  ----------------------------------------------------------------------------------------------------------
RETAIL (1.3%)
  Cole National Group,             Sr. Notes               11.250     2001        4,000,000       4,210,000
   Incorporated
  Michaels Stores, Incorporated    Sr. Notes               10.875     2006        3,000,000       2,977,500
  ----------------------------------------------------------------------------------------------------------
                                                                                                  7,187,500
  ----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (8.8%)
  Adelphia Communications          Sr. Notes               12.500     2002        5,000,000       5,150,000
   Corporation
  American Media Operations        Sr. Notes (Subord.)     11.625     2004        4,000,000       4,140,000
   Corporation
  Benedek Communications           Sr. (Subord.) Disc.      0.000     2006        4,750,000       2,612,500
   (Eff. Yield 12.24%) (c) (d)      Notes
  Cablevision Systems              Sr. Deb. (Subord.)      10.500     2016        3,000,000       2,940,000
   Corporation
  Comcast Corporation              Sr. Deb. (Subord.)      10.625     2012        5,000,000       5,250,000
  Marcus Cable Operations          Sr. (Subord.) Disc.      0.000     2004        4,000,000       2,940,000
  Limited Partnership (Eff.         Notes
   Yield 10.91%) (d)
  Millicom International           Sr. (Subord.) Notes     13.500     2006        3,750,000       2,015,625
   Cellular S. A. (c)
  Mobile Telecommunications        Sr. (Subord.) Notes     13.500     2002        3,500,000       3,640,000
   Technology
  Park Broadcasting,               Sr. Notes               11.750     2004        3,000,000       3,412,500
   Incorporated (c)
  Pricecellular Wireless           Sr. Disc. Notes          0.000     2003        4,025,000       3,179,750
   Corporation (Eff. Yield
   10.52%) (d)
  SFX Broadcasting,                Sr. Notes (Subord.)     10.750     2006        3,500,000       3,570,000
   Incorporated (c)
  Telewest PLC (Eff. Yield         Sr. Disc. Deb.           0.000     2007        7,000,000       4,322,500
   9.83%) (d)
  Vanguard Cellular Systems,       Sr. Deb.                 9.375     2006        3,000,000       2,910,000
   Incorporated
  Videotron Group Limited          Voting Conv. Deb.       10.625     2005        3,000,000       3,225,000
                                    (Subord.)
  ----------------------------------------------------------------------------------------------------------
                                                                                                 49,307,875
  ----------------------------------------------------------------------------------------------------------
TRANSPORTATION (0.5%)
  Gearbulk Holding Limited         Sr. Notes               11.250     2004        2,500,000       2,693,750
  ----------------------------------------------------------------------------------------------------------
UTILITIES (0.9%)
  El Paso Electric Company         1st Mtge. Notes          9.400     2011        5,000,000       5,075,000
  ----------------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL BONDS & NOTES (Cost--$282,378,023)                                             279,438,219
  ----------------------------------------------------------------------------------------------------------

                                                                                    (continued on next page)


PAGE 12

Keystone Diversified Bond Fund (B-2)

SCHEDULE OF INVESTMENTS--August 31, 1996

                                                         Interest   Maturity        Par           Market
                                                            Rate      Date         Value           Value
 -----------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLARS) (2.2%)
  Grupo Televisa S.A. (c)          Sr. Notes               11.875%    2006      $1,500,000      $ 1,548,750
  Grupo Televisa S.A. (Eff.        Sr. Disc. Deb.           0.000     2008       3,000,000        1,695,000
   Yield 11.87%) (c) (d)
  Indah Kiat International         Sr. Secd. Notes         11.875     2002       3,000,000        3,135,000
   Finance Company B. V.
  Ispat Mexicana S.A.              Sr. Unsecd. Deb.        10.375     2001       4,000,000        3,920,000
  Republic of Argentina            Sr. Notes                8.375     2003       2,500,000        2,134,375
  ----------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (U.S. DOLLARS) (Cost--$11,241,132)                                           12,433,125
  ----------------------------------------------------------------------------------------------------------
FOREIGN BONDS (NON U.S. DOLLARS) (17.0%)
  Commonwealth of Canada           Deb.                     7.500     2003       33,750,000      25,105,468
                                                                           Canadian Dollars
  Commonwealth of Canada           Deb.                     8.750     2005       43,400,000      34,578,579
                                                                           Canadian Dollars
  Federal Republic of Germany      Deb.                     6.500     2003       21,293,000      14,801,182
                                                                               German Marks
  Federal Republic of Germany      Deb.                     6.875     2005       29,600,000      20,701,595
                                                                               German Marks
  ----------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (NON U.S. DOLLARS) (Cost--$94,753,152)                                       95,186,824
  ----------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (19.0%)
  Chase Mortgage Finance           Series 1994-L            7.875     2025        3,045,111       2,897,614
  Corporation (Est. Mat. 2005)
   (b) (c)
  Collateralized Mortgage          Series 6 Class D         8.800     2006        2,104,147       2,112,206
   Investors Trust (Est. Mat.
   1997) (b)
  Criimi Mae Financial             Series 1 Class A         7.000     2033        3,480,559       3,280,427
   Corporation (Est. Mat. 2003)
   (b)
  Debartolo Capital Partnership    Commercial Mtge.         7.610     2004        9,000,000       9,061,875
   (Est. Mat. 2000) (b) (c)         Class B
  FHA Pool #02043143 (Est. Mat.    Blair House Project      9.125     2034        3,379,123       3,539,632
   1999) (b)
  FHA Pool #02043143 (Est. Mat.    Blair House Project     10.250     2034        2,503,772       2,622,702
   1999) (b)
  FHLMC (Est. Mat. 2010) (b)       Series G8 Class SB       9.600     2023          191,912         142,015
                                    inverse floater
  FHLMC Trust (Est. Mat. 2004)     Series 47, Class A       5.000     2022        5,000,000       4,250,000
   (b)
  FNMA (Est. Mat. 2004) (b)        Series 1993-248          3.168     2023       12,510,527       8,280,405
                                    Class SA
  FNMA Trust (Est. Mat. 2007)      Series 1993 038          5.000     2022        5,000,000       4,023,250
   (b)                              Class L
  GS Mortgage Securities           Series 1996-PL           7.410     2027       11,000,000      10,876,250
   Corporation (Est. Mat. 2007)
   (b)
  Marine Midland (Est. Mat.        Series 1991-3            8.000     2024        3,589,872       3,576,409
   1997) (b)
  Merrill Lynch Mortgage           Series 1996-C1           7.420     2026        5,000,000       4,876,050
   Investors, Incorporated
   (Est. Mat. 2007) (b)
  Merrill Lynch Mortgage           Series 1992 D Class      8.500     2017        1,533,536       1,550,758
   Investors, Incorporated          B
   (Est. Mat. 2000) (b)


PAGE 13

SCHEDULE OF INVESTMENTS--August 31, 1996

                                                         Interest   Maturity        Par           Market
                                                            Rate      Date         Value           Value
 -----------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
  Morgan Stanley, Incorporated     Series 1996 Class A     6.475%      2010      $4,952,360    $  4,737,241
   (Est. Mat. 2001) (b) (c)
  Paine Webber Mortgage            Series 1993-4           7.500       2023       2,869,958       2,759,636
   Acceptance Corporation IV
   (Est. Mat. 2006) (b)
  Residential Asset                Series 1996-A6          7.500       2026       5,000,000       4,646,875
   Securitization Trust (Est.
   Mat. 2007) (b)
  Ryland Acceptance Corporation    Series 88 Class E       7.950       2019       9,847,346       9,826,273
   (Est. Mat. 2000) (b)
  Shearson Lehman, Incorporated    Series V Class 5        7.500       2019       3,500,000       3,461,719
   (Est. Mat. 2004) (b)
  Structured Asset Securities      Series 1996 Class B     6.303       2028       8,349,662       7,994,801
   Corporation (Est. Mat. 2001)
   (b)
  Volvo Car Finance Grantor        Series 1993-2 Class     0.000       1997         702,712         672,407
   Trust (Eff. Yield 6.62%)         A
   (Est. Mat. 1996) (b) (c) (d)
  Zale Funding Trust (Est. Mat.    Series 1994-1 Class     7.325       2003      11,000,000      11,041,250
   1999) (b) (c)                    A2
  ----------------------------------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost--$108,334,906)                                  106,229,795
  ----------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE SECURITIES (1.1%) (Cost--$6,155,575)
  FNMA Pool #124945                Cap 12.54% Margin,      7.599       2031       5,907,284       6,162,066
                                    2.00% + CMT
  ----------------------------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT ISSUES (8.9%)
  U.S. Treasury Bonds (Eff.                                0.000       2020      98,000,000      16,980,460
   Yield 8.47%) (d)
  U.S. Treasury Bonds                                      7.875       2021      30,500,000      32,549,295
  ----------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT ISSUES (Cost--$51,432,004)                                        49,529,755
  ----------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME (Cost--$554,294,792)                                                         548,979,784
  ----------------------------------------------------------------------------------------------------------
                                                                                  Shares
  ----------------------------------------------------------------------------------------------------------
COMMON STOCKS (0.0%) (COST--$2)
  PM Holdings Corporation (e)                                                         1,618               2
  ----------------------------------------------------------------------------------------------------------
                                                                                 Maturity
                                                                                   Value
  ----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.5%) (COST--$2,930,000)
  Keystone Joint Repurchase                                5.243     9/3/96      $2,931,707       2,930,000
   Agreement (Investments in
   repurchase agreements, in a
   joint trading account,
   purchased 8/30/96) (f)
  ----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost--$557,224,794) (a)                                                      551,909,786
OTHER ASSETS AND LIABILITIES--NET (1.4%)                                                          7,882,152
  ----------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                              $559,791,938
  ----------------------------------------------------------------------------------------------------------

                                                                                    (continued on next page)

Keystone Diversified Bond Fund (B-2)

SCHEDULE OF INVESTMENTS--August 31, 1996

(a) The cost of investments for federal income tax purposes is $557,231,919. Gross unrealized appreciation and depreciation of investments, based on identified tax cost at August 31, 1996, are as follows:

       Gross unrealized appreciation      $  7,461,734
       Gross unrealized depreciation       (12,783,867)

       Net unrealized depreciation        ($  5,322,133)
                                         ==============
(b) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

(e) Non-income producing security.

(f) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at August 31, 1996.

Legend of Portfolio Abbreviations:

CMT--1 year Constant Maturity Treasury

FHA--Federal Housing Administration

FHLMC--Federal Home Loan Mortgage Corporation

FNMA--Federal National Mortgage Association

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                         Net Unrealized
 Exchange                                            U.S. value at        In Exchange     Appreciation/
   Date                                              August 31, 1996      for U.S. $     (Depreciation)
--------------------------------------------------------------------------------------------------------
Forward Foreign Currency Exchange Contracts to Buy:

                                Contracts to Receive
              --------------------------------------------------------
10/15/96      2,838,000,000    Spanish Peseta           $22,624,878       $22,502,477       $ 122,401

Forward Foreign Currency Exchange Contracts to Sell:

                                Contracts to Deliver
              --------------------------------------------------------
11/29/96         85,624,000    Canadian Dollars         $62,773,273       $62,829,469       $  56,196
11/07/96         54,104,500    German Marks              36,732,667        36,726,807          (5,860)
10/15/96      2,838,000,000    Spanish Peseta            22,624,878        22,024,983        (599,895)

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each year)

                                                           Year Ended August 31,
                                        -----------------------------------------------------------
                                            1996        1995       1994          1993         1992
 --------------------------------------------------------------------------------------------------
Net asset value beginning of year         $15.09      $15.28     $17.06        $16.44       $15.37
 --------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                       0.95        1.06       1.06          1.28         1.33
Net realized and unrealized gain
  (loss) on investments and foreign
  currency related transactions            (0.35)       0.11      (1.62)         0.70         1.14
 --------------------------------------------------------------------------------------------------
Total from investment operations            0.60        1.17      (0.56)         1.98         2.47
 --------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                      (0.96)      (1.06)     (1.22)        (1.28)       (1.33)
In excess of net investment income             0       (0.22)         0         (0.08)       (0.07)
Tax basis return of capital                (0.08)      (0.08)         0             0            0
Net realized gain on investments               0           0          0             0            0
 --------------------------------------------------------------------------------------------------
Total distributions                        (1.04)      (1.36)     (1.22)        (1.36)       (1.40)
 --------------------------------------------------------------------------------------------------
Net asset value end of year               $14.65      $15.09     $15.28        $17.06       $16.44
 --------------------------------------------------------------------------------------------------
Total return (a)                            4.03%       8.13%     (3.53%)       12.73%       16.88%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                             1.84%(b)    1.81%      1.75%         1.89%        1.99%
 Net investment income                      6.42%       7.05%      6.48%         7.73%        8.29%
Portfolio turnover rate                      246%        178%       200%          133%         117%
 --------------------------------------------------------------------------------------------------
Net assets end of year (thousands)      $559,792    $734,837   $814,245    $1,004,393     $902,339
 --------------------------------------------------------------------------------------------------

                                                           Year Ended August 31,
                                        -----------------------------------------------------------
                                            1991        1990        1989        1988          1987
 --------------------------------------------------------------------------------------------------
Net asset value beginning of year         $15.51      $17.74      $17.99      $18.91        $20.08
 --------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                       1.33        1.53        1.71        1.78          1.83
Net realized and unrealized gain
  (loss) on investments and foreign
  currency related transactions             0.17       (1.94)      (0.13)      (0.81)        (1.01)
 --------------------------------------------------------------------------------------------------
Total from investment operations            1.50       (0.41)       1.58        0.97          0.82
 --------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                      (1.63)      (1.61)      (1.83)      (1.85)        (1.85)
In excess of net investment income         (0.01)      (0.21)          0           0             0
Tax basis return of capital                    0           0           0           0             0
Net realized gain on investments               0           0           0       (0.04)        (0.14)
 --------------------------------------------------------------------------------------------------
Total distributions                        (1.64)      (1.82)      (1.83)      (1.89)        (1.99)
 --------------------------------------------------------------------------------------------------
Net asset value end of year               $15.37      $15.51      $17.74      $17.99        $18.91
 --------------------------------------------------------------------------------------------------
Total return (a)                           10.58%      (2.44%)       9.23%      5.61%         4.20%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                             1.94%       1.89%       1.84%       1.68%         1.68%
 Net investment income                      8.74%       9.26%       9.52%       9.82%         9.31%
Portfolio turnover rate                      101%         43%         47%         46%           74%
 --------------------------------------------------------------------------------------------------
Net assets end of year (thousands)      $814,528    $860,615  $1,000,305    $838,892      $889,333
 --------------------------------------------------------------------------------------------------

(a) Excluding applicable sales charges.

(b) Ratio of expenses to average net assets includes indirectly paid expenses for the year ended August 31, 1996. Excluding indirectly paid expenses, the expense ratio would have been 1.83%.

See Notes to Financial Statements.

Keystone Diversified Bond Fund (B-2)

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1996

Assets (Note 2)
 Investments at market value
  (identified cost--$557,224,794)                        $ 551,909,786
 Cash                                                              161
 Receivable for:
  Investments sold                                              49,575
  Fund shares sold                                             233,257
  Interest                                                   9,995,518
 Net unrealized appreciation on forward foreign
 currency exchange contracts                                   178,597
 Prepaid expenses and other assets                             113,377
 ----------------------------------------------------------------------
   Total assets                                            562,480,271
 ----------------------------------------------------------------------
Liabilities (Notes 2 and 5)
 Payable for:
  Fund shares redeemed                                         593,382
  Distributions to shareholders                              1,396,617
 Net unrealized depreciation on forward foreign
 currency exchange contracts                                   605,755
 Due to related parties                                          2,043
 Other accrued expenses                                         90,536
 ----------------------------------------------------------------------
   Total liabilities                                         2,688,333
 ----------------------------------------------------------------------
Net assets                                               $ 559,791,938
 ======================================================================
Net assets represented by
 Paid-in capital                                         $ 736,888,926
 Accumulated distributions in excess of net
 investment income                                          (1,446,954)
 Accumulated net realized loss on investments and
 foreign currency related transactions                    (169,908,557)
 Net unrealized depreciation on investments and
 foreign currency related transactions                      (5,741,477)
 ----------------------------------------------------------------------
   Total net assets                                      $ 559,791,938
 ======================================================================
Net Asset Value Per Share (Note 2)
 Net asset value of $559,791,938 / 38,221,105
 outstanding shares of beneficial interest                       14.65
 ======================================================================

STATEMENT OF OPERATIONS
Year Ended August 31, 1996

Investment income
 Interest                                                    $ 54,151,923
--------------------------------------------------------------------------
Expenses (Notes 4 and 5)
 Management fee                             $  3,481,728
 Transfer agent fees                           1,454,352
 Accounting, auditing and legal                   67,591
 Custodian fees                                  319,543
 Trustees' fees and expenses                      35,248
 Distribution Plan expenses                    6,610,025
 Other                                           131,639
--------------------------------------------------------------------------
   Total expenses                                              12,100,126
 Less: Expenses paid indirectly (Note 6)                          (90,034)
--------------------------------------------------------------------------
Net expenses                                                   12,010,092
--------------------------------------------------------------------------
Net investment income                                          42,141,831
--------------------------------------------------------------------------
Net realized and unrealized loss on investments and
 foreign currency related transactions (Notes 1 and 3)
Net realized gain (loss) on:
 Investments                                     440,321
 Foreign currency related transactions          (117,014)
--------------------------------------------------------------------------
Net realized gain (loss) on investments
 and foreign currency related transactions                        323,307
--------------------------------------------------------------------------
Net change in unrealized depreciation on:
 Investments                                 (14,227,912)
 Foreign currency related transactions          (426,469)
--------------------------------------------------------------------------
Net change in unrealized depreciation
 on investments and foreign currency
 related transactions                                         (14,654,381)
--------------------------------------------------------------------------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions                                         (14,331,074)
--------------------------------------------------------------------------
Net increase in net assets resulting
 from operations                                             $ 27,810,757
==========================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        Year Ended August 31,
                                                                   --------------------------------
                                                                       1996              1995
 --------------------------------------------------------------------------------------------------
Operations:
Net investment income                                             $  42,141,831     $  53,360,595
Net realized gain (loss) on investments, closed futures
 contracts and foreign currency related transactions                    323,307       (25,270,677)
Net change in unrealized appreciation (depreciation) on
 investments and foreign currency related transactions              (14,654,381)       29,299,264
 --------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 27,810,757        57,389,182
 --------------------------------------------------------------------------------------------------
Distributions to shareholders from (Note 1)
Net investment income                                               (42,020,420)      (53,360,595)
In excess of net investment income                                            0       (11,593,245)
Tax basis return of capital                                          (2,935,918)       (3,726,265)
 --------------------------------------------------------------------------------------------------
 Total distributions to shareholders                                (44,956,338)      (68,680,105)
 --------------------------------------------------------------------------------------------------
Capital share transactions (Note 2)
Proceeds from shares sold                                            89,671,653       115,263,649
Payments for shares redeemed                                       (273,136,100)     (222,230,419)
Net asset value of shares issued in reinvestment of dividends
 and distributions                                                   25,564,686        38,850,254
 --------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital share
 transactions                                                      (157,899,761)      (68,116,516)
 --------------------------------------------------------------------------------------------------
 Total decrease in net assets                                      (175,045,342)      (79,407,439)
 --------------------------------------------------------------------------------------------------
Net assets:
Beginning of year                                                   734,837,280       814,244,719
 --------------------------------------------------------------------------------------------------
End of year [Including accumulated distributions in excess
 of net investment income as follows: 1996--($1,446,954) and
 1995--($2,237,949)] (Note 1)                                     $ 559,791,938     $ 734,837,280
 ==================================================================================================

See Notes to Financial Statements.

Keystone Diversified Bond Fund (B-2)

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Diversified Bond Fund (B-2) (the "Fund") is a common law trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company ("Keystone") is the Investment Adviser. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and KMI is in turn, a wholly-owned subsidiary of Keystone. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund's investment objective is to provide maximum income without undue risk of principal.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Investments are usually valued at the closing sales price, or, in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices. U.S. Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices, as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Security valuations not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency transactions

E. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, (iii) the possibility that Keystone will not accurately predict changes in exchange rates, interest rates or market prices, and (iv) the credit risk that the other party will not fulfill the obligations of the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities

F. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets. Forward contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill the obligations of the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

G. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

H. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the

Keystone Diversified Bond Fund (B-2)

"Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income tax is required.

I. Distributions

The Fund distributes net investment income monthly and net capital gains, if any, annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to paydown gains (losses) and foreign securities transactions.

(2.) Capital Share Transactions

The Fund's Restatement of Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                         Year Ended August 31,
                        1996             1995
--------------------------------------------------
Shares sold            5,954,123        7,685,412
Shares redeemed      (18,152,163)     (14,886,517)
Shares issued in
 reinvestment of
 dividends and
 distributions         1,709,087        2,612,246
--------------------------------------------------
Net decrease         (10,488,953)      (4,588,859)
--------------------------------------------------

(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended August 31, 1996:

                          Cost of         Proceeds
                         Purchases       From Sales
 -----------------------------------------------------
Non-U.S. Government     $735,937,996    $849,095,470
U.S. Government          832,763,261     869,058,011
 -----------------------------------------------------

As of August 31, 1996, the Fund had a capital loss carryover for federal income tax purposes of approximately $169,901,000, which expire as follows:
$38,243,000--1998; $85,002,000--1999; $26,644,000--2003; and
$20,012,000--2004.

The average daily balance of reverse repurchase agreements outstanding during the year ended August 31, 1996 was $6,558,128 at a weighted average interest rate of 3.99%. The maximum amount of reverse repurchase agreements at one time during the year was $58,660,402 (including accrued interest).

(4.) Distribution Plan

The Fund bears some of the costs of selling its shares under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts that are calculated and paid daily.

  Under the Plan, the Fund pays a distribution fee which may not exceed 1.00% of the Fund's average daily net assets. Of that amount, 0.75% is used to pay distribution expenses and 0.25% may be used to pay service fees.

  Contingent deferred sales charges paid by redeeming shareholders may be paid to KIDC.

  The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. However, after the termination of the Plan, at the discretion of the Board of Trustees, payments to KIDC may continue as compensation for its services which had been earned while the Plan was in effect.

  KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

  Total unpaid distribution costs at August 31, 1996 amounted to $18,143,554.

(5.) Investment Management Agreement and Other Affiliated Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee, computed and paid daily, at an annual rate of 2.00% of the Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.50% and declining as net assets increase to 0.25% per annum, to the net asset value of the Fund.

  KMI has entered into an Investment Advisory Agreement with Keystone under which Keystone provides investment advisory and management services to the Fund. In return for its services, Keystone receives an annual fee representing 85% of the management fee received by KMI.

  During the year ended August 31, 1996, the Fund paid or accrued $22,638 to Keystone for certain accounting services. The Fund paid or accrued $1,454,352 to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

(6.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the year ended August 31, 1996, the Fund incurred total custody fees of $319,543 and received a credit of $90,034 pursuant to this expense offset arrangement, resulting in a net custody expense of $229,509. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

(7.) Subsequent Distribution to Shareholders

A distribution from net investment income of $0.085 per share was declared payable on October 4, 1996 to shareholders of record on September 25, 1996. This distribution is not reflected in the accompanying financial statements.

(8.) Subsequent Event

On September 6, 1996, Keystone Investments, Inc. entered into an Agreement and Plan of Acquisition and Merger (the "Acquisition") with First Union Corporation and First Union National Bank of North Carolina ("First Union") whereby First Union would acquire all the assets and liabilities of Keystone Investments, Inc. in exchange for shares of First Union. Subject to the receipt of the required regulatory and shareholder approvals, the Acquisition is expected to take place in late December 1996.

Keystone Diversified Bond Fund (B-2)

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Diversified Bond Fund (B-2)

We have audited the accompanying statement of assets and liabilities of Keystone Diversified Bond Fund (B-2), including the schedule of investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Diversified Bond Fund (B-2) as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Boston, Massachusetts
September 27, 1996

FEDERAL TAX STATUS--FISCAL 1996 DISTRIBUTIONS (Unaudited)

  During the fiscal year ended August 31, 1996, distributions of $1.04 per share were paid in shares or cash. This total includes a nontaxable return of capital equal to $0.08 per share. The remaining dividends are taxable to shareholders as ordinary income in the year in which received by them or credited to their accounts and are not eligible for the corporate dividend received deduction.

  In January 1997, we will send you complete information on the distributions paid during the calendar year 1996 to help you in completing your federal tax return.

[back cover]

                                    KEYSTONE
                                FAMILY OF FUNDS

                                   [diamond]

                              Balanced Fund (K-1)

                          Diversified Bond Fund (B-2)

                          Growth and Income Fund (S-1)

                          High Income Bond Fund (B-4)

                            International Fund Inc.

                                  Liquid Trust

                           Mid-Cap Growth Fund (S-3)

                         Precious Metals Holdings, Inc.

                            Quality Bond Fund (B-1)

                        Small Company Growth Fund (S-4)

                          Strategic Growth Fund (K-2)

                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

[Keystone logo] KEYSTONE
                I N V E S T M E N T S

                P.O. Box 2121
                Boston, Massachusetts 02106-2121

B2-R-10/96
17.6M                                                          [Recycle logo]